Exhibit 10.2
FIRST MODIFICATION OF DEED OF TRUST, SECURITY AGREEMENT AND FIXTURE FILING, PROMISSORY NOTE AND OTHER LOAN DOCUMENTS
THIS FIRST MODIFICATION OF DEED OF TRUST, SECURITY AGREEMENT AND FIXTURE FILING, PROMISSORY NOTE AND OTHER LOAN DOCUMENTS (this “Modification Agreement”) is dated as of September 9, 2013, and effective as of September 1, 2013 (the “Effective Date”), by and among METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation (“Lender”), and SHR St. Francis, L.L.C., a Delaware limited liability company (“Borrower”) and DTRS St. Francis, L.L.C., a Delaware limited liability company (“Operating Lessee”), with reference to the following facts:
RECITALS
A.    Lender made a loan to Borrower in the original principal amount of $220,000,000.00 on May 5, 2010 (the “Loan”).
B.    The Loan is evidenced by a Promissory Note dated May 5, 2010 in the amount of $220,000,000 from Borrower as Maker to Lender as Holder (the “Original Note”).
C.     Repayment of the Original Note is secured by, among other documents, (i) a Deed of Trust, Security Agreement and Fixture Filing dated May 5, 2010 (the “Original Deed of Trust”), executed by Borrower, as Trustor, and by Operating Lessee to Fidelity National Title Insurance Company, as Trustee, for the benefit of Lender, as Beneficiary, recorded May 11, 2010 as Instrument No. 2010-I964981-00 in the Official Records of San Francisco County, California (the “Official Records”) and rerecorded June 28, 2010 as Instrument No. 2010-I989220-00 in the Official Records and (ii) an Assignment of Leases of even date therewith (the “Original Assignment of Leases”) executed by Borrower and Operating Lessee, as Assignor, for the benefit of Lender, as Assignee, recorded May 11, 2010, as Instrument No. 1964983-00 of the Official Records.
D.    The Deed of Trust encumbers a fee estate in certain real property located in San Francisco County, California, known as the Westin St. Francis Hotel (the “Hotel”) and more particularly described on Exhibit A attached hereto, together with certain personal property and other property as more particularly set forth in the Deed of Trust (collectively, the “Property”).
E.    In connection with the Loan, Borrower and Liable Party executed an Unsecured Indemnity Agreement of even date with the Original Note (collectively, the “Original Indemnity Agreement”). The Original Indemnity Agreement is not a Loan Document.
F.    In connection with the Loan, Liable Party executed a Guaranty Agreement of even date with the Original Note (collectively, the “Original Guaranty”). The Original Guaranty is not a Loan Document.
G.    In connection with the Loan, SHC Columbus, LLC (“Affiliated Guarantor”) executed an Affiliated Guaranty dated as of May 5, 2005.

H.    Repayment of the Affiliated Guaranty is secured by a Mortgage, Security Agreement and Fixture Filing executed by Affiliated Guarantor in favor of Lender and encumbering the property and other improvements located at 200 North Columbus Drive, Chicago, Illinois and more particularly described therein (the “Affiliated Guarantor Property”) and recorded May 6, 2011 in the official records of Cook County, Illinois as Document No. 1012622017 (the “Affiliated Guarantor Subordinate Mortgage”).
I.    In connection with the Loan, Borrower, Lender and Manager entered into an Assignment and Subordination of Management Agreement and Consent of Manager which was recorded May 11, 2010 in the Official Records as Instrument No. 2010-I964984-00.
J.    Lender also made a loan in the amount of $97,750,000 to Affiliated Guarantor on May 5, 2010 (the Affiliated Guarantor Loan”).
K.    The Affiliated Guarantor Loan is evidenced by a Promissory Note dated May 5, 2010 in the amount of $97,750,000 from Affiliated Guarantor as Maker to Lender as Holder (the “Affiliated Guarantor Note”).
L.     Repayment of the Affiliated Guarantor Note is secured by, among other documents, a Mortgage, Security Agreement and Fixture Filing dated May 5, 2010, executed by Affiliated Guarantor for the benefit of Lender, encumbering the Affiliated Guarantor Property and recorded May 6, 2010 in the official records of Cook County, Illinois as Document No. 1012622016 (the “Affiliated Guarantor Mortgage”).
M.    In connection with the Affiliated Guarantor Loan, Borrower executed a Trustor Guaranty dated as of May 5, 2005.
N.    Repayment of the Trustor Guaranty is secured by a Deed of Trust, Security Agreement and Fixture Filing executed by Borrower in favor of Lender and encumbering the Property and recorded May 10, 2010 in the Official Records of the City and County of San Francisco, California, as Instrument No. 2010-I964982-00 of the Official Records and rerecorded June 28, 2010 as 2010-I989221 of Official Records (the “Subordinate Deed of Trust”).
O.    Borrower has requested Lender to modify certain terms of the Loan Documents, (the “First Modification”) and certain terms of the Affiliated Guarantor Loan Documents (“Affiliated Loan First Modification”).
P.    Lender has agreed to consent to the First Modification and the Affiliated Loan First Modification, conditioned, among other things, upon the execution by Borrower and Operating Lessee and by Affiliated Guarantor and by the other parties to the Loan Documents and the Affiliated Guarantor Loan Documents of such modification agreements, estoppels, subordination agreements and other agreements as Lender shall reasonably require.
Q.     In connection with the First Modification, concurrently herewith, Borrower, Operating Lessee and Lender are executing this Modification Agreement.

R.    In connection with the First Modification, concurrently herewith, Borrower, Operating Lessee and Lender are executing a Memorandum of First Amendment of Deed of Trust, Security Agreement and Fixture Filing, Promissory Note and Other Loan Documents dated as of the Effective Date which will be recorded in the Official Records.
S.    In connection with the First Modification, concurrently herewith, Borrower and Liable Party are executing a First Amendment of Unsecured Indemnity Agreement dated as of the Effective Date (the “Indemnity Agreement First Amendment”).
T.    In connection with the First Modification, concurrently herewith, Liable Party is executing a First Amendment of Guaranty dated as of the Effective Date (the “Guaranty First Amendment”).
U.    In connection with the First Modification, concurrently herewith, Affiliated Guarantor and Lender are executing a First Amendment to Affiliated Guaranty dated as of the Execution Date.
V.    In connection with the First Modification, concurrently herewith, Affiliated Guarantor and Lender are executing a First Amendment to Affiliated Guarantor Subordinate Mortgage dated as of the Execution Date which will be recorded in the official records of Cook County, Illinois.
W.    In connection with the First Modification, Borrower, Lender and Manager are entering into an Amended and Restated Assignment and Subordination of Management Agreement and Consent of Manager dated as of the Execution Date which will be recorded in the Official Records.
X     In connection with the Affiliated Loan First Modification, concurrently herewith, Affiliated Guarantor, Operating Lessee and Lender are executing a First Amendment of Mortgage, Security Agreement and Fixture Filing, Promissory Note and Other Loan Documents dated as of the Effective Date (the “Affiliated Loan First Modification Agreement”).
Y.    In connection with the Affiliated Loan First Modification, concurrently herewith, Affiliated Guarantor, Operating Lessee and Lender are executing a Memorandum of First Amendment of Mortgage, Security Agreement and Fixture Filing, Promissory Note and Other Loan Documents dated as of the Effective Date which will be recorded in the Official Records of Cook County, Illinois.
Z.    In connection with the Affiliated Loan First Modification, concurrently herewith, Trustor and Lender are executing a First Amendment to Trustor Guaranty dated as of the Execution Date.
AA.    In connection with the Affiliated Loan First Modification, concurrently herewith, Trustor and Lender are executing a First Amendment of Subordinate Deed of Trust which will be recorded in the Official Records.

BB.    Capitalized terms used herein and not otherwise defined herein shall have the same meanings as in the Deed of Trust.
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties hereto agree as follows:
1.Term. This Modification Agreement shall remain in full force and effect as long as any amounts or obligations are owing under the Loan Documents. Nothing herein shall discharge or satisfy the obligations of Borrower hereunder except for the full payment and performance of the obligations assumed by Borrower pursuant to the Loan Documents. All of the representations, warranties, and covenants of Borrower in the Loan Documents shall survive the execution, delivery, and recordation of this Modification Agreement.
2.    Outstanding Balance; Modification Fee; No Claims or Defenses.
(a)    Outstanding Balance. Borrower acknowledges and agrees that the outstanding Loan Amount after the payment of the Monthly Installment on September 1, 2013 is $209,588,481.54.
(b)    Modification Fee. On the Effective Date, Borrower shall pay Lender a modification fee in the amount of $1,047,942.41 from the DS Account (the “Modification Fee”).
(c)    No Claims or Defenses. Borrower represents and warrants that Borrower has no counterclaims, set‑offs or cross‑claims or other claims, defenses (legal or equitable), and/or any other rights or remedies whatsoever (or any basis therefore) against Lender which would, in the absence of this Modification Agreement, in any way alter, reduce or extinguish its liabilities to Lender under and pursuant to the Loan Documents or the Indemnity Agreement (collectively, “Claims”).
3.    Modifications of Note.
(a)    Defined Terms.
(i)    The term “Note” as used in the Note is hereby amended to refer to the Note as amended by this Modification Agreement.
(ii)    The term “Deed of Trust” as used in the Note is hereby amended to refer to the Deed of Trust as amended by this Modification Agreement.
(iii)    The term “Loan Documents” as used in the Note is hereby amended to refer to the Loan Documents as amended by this Modification Agreement.
(iv)    The term “Guaranty” as used in the Note is hereby amended to refer to the Guaranty as amended by the Guaranty First Amendment.

(v)    The term “Indemnity Agreement” as used in the Note is hereby amended to refer to the Indemnity Agreement as amended by the Indemnity Agreement First Amendment.
(vi)    The term “Trustor Guaranty” as used in the Note is hereby amended to refer to the Trustor Guaranty as amended by the First Amendment to Trustor Guaranty.
(vii)    The term “Subordinate Deed of Trust” as used in the Note is hereby amended to refer to the Subordinate Deed of Trust as amended by the First Amendment of Subordinate Deed of Trust.
(viii)    The term “Affiliated Guaranty” as used in the Note is hereby amended to refer to the Affiliated Guaranty as amended by the First Amendment of Affiliated Guaranty.
(ix)    The term “Affiliated Guarantor Subordinate Mortgage” as used in the Note is hereby amended to refer to the Affiliated Guarantor Subordinate Mortgage as amended by the First Amendment of Affiliated Guarantor Subordinate Mortgage.
(b)    Modifications of Defined Terms Effective from and after September 1, 2013. From and after September 1, 2013, the following terms shall be amended as follows:
(i)    The term “Interest Only Period” as used in the Note shall be deleted in its entirety and the following definition substituted in its place:
“Interest Only Period: the period commencing on September 1, 2013 and ending on May 31, 2017; provided, however that the Interest Only Period shall terminate upon the occurrence of an Amortization Reinstatement Event (as defined in Section 3(c)(vii) of the Modification Agreement.”
(ii)    The term “Interest Installment” as used in the Note shall be deleted in its entirety and the following definition substituted in its place:
“Interest Installment: Equal monthly installments of interest at the Interest Rate each in the amount of $1,063,661.54; provided however that (i) if the Note is prepaid in part, the Interest Installment shall be recalculated effective as of the date of such partial prepayment, and (ii) upon the occurrence of an Amortization Reinstatement Event, the Interest Installment shall be converted into a principal and interest payment in the amount of the Monthly Installment; provided however that if the Note is prepaid in part, the Monthly Installment shall be recalculated effective as of the date of such partial prepayment.”
(iii)    The term “Principal and Interest Installment Date” as used in the Note shall be deleted in its entirety and the following definition substituted in its place:
“Principal and Interest Installment Date: The first day of the calendar month following the occurrence of an Amortization Reinstatement Event.”

(c)    Section 1. Payment of Principal and Interest. From and after September, 1, 2013, Section 1 of the Note is hereby deleted in its entirety and the following section substituted in its place:
“Section 1. Payment of Principal and Interest. Principal and interest under this Note shall be payable as follows:
(i)    On September 1, 2013, Borrower shall pay the Monthly Installment;
(ii)    Commencing on October 1, 2013 and on the first day of each calendar month thereafter to and including the first day of the May, 2017, Borrower shall pay the Interest Installment;
(iii)    On the Maturity Date, a final payment in the aggregate amount of the unpaid principal sum evidenced by this Note, all accrued and unpaid interest, and all other sums evidenced by this Note or secured by the Deed of Trust and/or any other Loan Documents as well as any future advances under the Deed of Trust that may be made to or on behalf of Borrower by Holder following the Advance Date (collectively, the “Secured Indebtedness”), shall become immediately payable in full.
(iv)    Notwithstanding the foregoing, commencing upon the occurrence of an Amortization Reinstatement Event and continuing until the occurrence of an Amortization Cessation Event (as defined in Section 3(vii) below), Borrower shall pay the Monthly Installment on each Principal and Interest Installment Date and shall not have the right to pay the Interest Installment.
(v)    Borrower acknowledges and agrees that a substantial portion of the original Loan Amount shall be outstanding and due on the Maturity Date.
(vi)    Interest shall be calculated on the basis of a thirty (30) day month and a three hundred sixty (360) day year, except that (i) if the Advance Date occurs on a date other than the first day of a calendar month, interest payable for the period commencing on the Advance Date and ending on the last day of the month in which the Advance Date occurs shall be calculated on the basis of the actual number of days elapsed over a three hundred sixty-five (365) day or three hundred sixty-six (366) day year, as applicable, and (ii) if the Maturity Date occurs on a date other than the last day of the month, interest payable for the period commencing on the first day of the month in which the Maturity Date occurs and ending on the Maturity Date shall be calculated on the basis of the actual number of days elapsed over a three hundred sixty-five (365) day or three hundred sixty-six (366) day year, as applicable.

(vii) Amortization Reinstatement Event.
(1)    Lender may, in its sole and absolute discretion, upon five (5) business days’ prior written notice to Borrower, reinstate Borrower’s obligation to pay the Monthly Installment in accordance with the terms of Section 3(c) of this Modification Agreement instead of the Interest Installment upon the occurrence of an Amortization Reinstatement Event.
(2)    Prior to the occurrence of a Trustor Guaranty Termination (as defined in Section 10.9 of the Deed of Trust), any of the following shall be an Amortization Reinstatement Event:
a.    The combined Loan to Value Ratio for the Property and the Affiliated Guarantor Property encumbered by the Affiliated Guarantor Mortgage is greater than 50%, as determined by Beneficiary in its sole and absolute discretion; or,
b.    The combined “trailing” twelve-month NOI for the Property and the Affiliated Guarantor Property is less than $33,000,000, as determined by Beneficiary in its sole and absolute discretion; or,
c.    The Renovations Program (as defined in Section 5 of this Modification Agreement) is not completed in accordance with the terms of this Modification Agreement on or before the Renovations Completion Date (as defined in Section 5 of this Modification Agreement).
(3)    After the occurrence of a Trustor Guaranty Termination, any of the following shall be an Amortization Reinstatement Event:
a.    The Loan to Value Ratio for the Property is greater than 50%, as determined by Beneficiary in its sole and absolute discretion; or,
b.    The “trailing” twelve-month NOI for the Property is less than $25,000,000, as determined by Beneficiary in its sole and absolute discretion; or,
c.    The Renovations Program is not completed in accordance with the terms of this Modification Agreement on or before the Renovations Completion Date.
(4)    If Borrower cures an Amortization Reinstatement Event, as determined by Lender in its sole and absolute discretion, Lender shall provide written notice of such cure to Borrower (an “Amortization Cessation Event”), and then and in such event, commencing from the date of the Amortization Cessation Event, Borrower on each ensuing Principal and Interest Installment Date may recommence payments of the Interest Installment instead of the Monthly Installment; provided however that in the event a subsequent Amortization Reinstatement Event occurs, Borrower shall recommence paying the Monthly Installment instead of the Interest Installment in accordance with the terms of this Section unless and until a subsequent Amortization Cessation Event occurs.”

(d)    Section 11. Liability of Borrower. Section 11 of the Note is hereby amended to incorporate a new Section 11(a)(ix) as follows:
“(ix) limit Holder’s rights to recover costs and damages from Borrower and/or Liable Party which arise directly or indirectly from Borrower’s or Operating Lessee’s failure to perform and complete the Renovations Programs in accordance with the terms of Section 5 of the Modification Agreement on or prior to the Renovations Completion Date.”
4.    Modification of Deed of Trust.
(a)    Defined Terms.
(i)    The term “Note” as used in the Deed of Trust is hereby amended to refer to the Note as amended by this Modification Agreement.
(ii)    The term “Deed of Trust” as used in the Deed of Trust is hereby amended to refer to the Deed of Trust as amended by this Modification Agreement.
(iii)    The term “Loan Documents” as used in the Deed of Trust is hereby amended to refer to the Loan Documents as amended by this Modification Agreement.
(iv)    The term “Guaranty” as used in the Deed of Trust is hereby amended to refer to the Guaranty as amended by the Guaranty First Amendment.
(v)    The term “Indemnity Agreement” as used in the Deed of Trust is hereby amended to refer to the Indemnity Agreement as amended by the Indemnity Agreement First Amendment.
(vi)    The term “Trustor Guaranty” as used in the Deed of Trust is hereby amended to refer to the Trustor Guaranty as amended by the First Amendment to Trustor Guaranty.
(vii)    The term “Subordinate Deed of Trust” as used in the Deed of Trust is hereby amended to refer to the Subordinate Deed of Trust as amended by the First Amendment of Subordinate Deed of Trust.
(viii)    The term “Affiliated Guaranty” as used in the Deed of Trust is hereby amended to refer to the Affiliated Guaranty as amended by the First Amendment of Affiliated Guaranty.
(ix)    The term “Affiliated Guarantor Subordinate Mortgage” as used in the Deed of Trust is hereby amended to refer to the Affiliated Guarantor Subordinate Mortgage as amended by the First Amendment of Affiliated Guarantor Subordinate Mortgage.
(x)    The term “Assignment and Subordination of Management Agreement and Consent of Manager” as used in the Deed of Trust is hereby amended to refer to the Amended and Restated Assignment and Subordination of Management Agreement and Consent of Manager.
(xi)    The term “Affiliated Guarantor Loan” as used in the Deed of Trust is hereby amended to refer to the Affiliated Guarantor Loan as amended by the Affiliated Loan First Modification Agreement.
(xii)    The term “Affiliated Guarantor Note” as used in the Deed of Trust is hereby amended to refer to the Affiliated Guarantor Note as amended by the Affiliated Loan First Modification Agreement.
(xiii)    The term “Affiliated Guarantor Mortgage” as used in the Deed of Trust is hereby amended to refer to the Affiliated Guarantor Mortgage as amended by the Affiliated Loan First Modification Agreement.
(xiv)    The term “Affiliated Guarantor Loan Documents” as used in the Deed of Trust is hereby amended to refer to the Affiliated Guarantor Loan Documents as amended by the Affiliated Loan First Modification Agreement.
(b)    Section 2.12 Debt Service Reserve Account.
(i)    As of the Effective Date after deducting the Modification Fee, the amount of DS Funds in the DS Account is $2,618,145.53.
(ii)    Section 2.12(h) is hereby deleted in its entirety and the following section substituted in its place:
“(h)    Beneficiary shall release DS Funds to Liable Party (a “Release Event”) in the event that (i) (w) if after the date which is eighteen months following the Advance Date (as defined in the Note), the “trailing” twelve-month net operating income (“NOI”) for the Property reaches $28,300,000.00, as determined by Beneficiary in its sole and absolute discretion and (x) if a Release Event occurs under the Affiliated Guarantor Loan or if the Affiliated Guarantor Loan has been satisfied in full; or (ii) if after the date which is eighteen months following the Advance Date, the “trailing” twelve-month NOI for the Property and the Affiliated Guarantor Property reaches $40,800,000.00, as determined by Beneficiary in its sole and absolute discretion (each such occurrence, a “Release Threshold”).”
(c)    Section 9. Liability of Trustor. Section 9 of the Deed of Trust is hereby amended to incorporate a new Section 9.1(ix) as follows:
“(ix) limit Beneficiary’s rights to recover costs and damages from Trustor and/or Liable Party which arise directly or indirectly from Trustor’s or Operating Lessee’s failure to perform and complete the Renovations Program in accordance with the terms of Section 5 of the Modification Agreement on or prior to the Renovations Completion Date.”

(d)    Section 10.3. One Time Transfer Right. Section 10.3(a) of the Deed of Trust is hereby deleted in its entirety and the following section substituted in its place
“(a)    Notwithstanding anything in this Deed of Trust to the contrary, Trustor shall have a one time right to transfer either or both of the Property and the Affiliated Guarantor Property to a transferee (a “Permitted Transferee”), subject to the following conditions: (i) there being no Event of Default under the Loan Documents, the Indemnity Agreement, the Guaranty or under the Affiliated Guarantor Loan Documents at the time of the transfer, (ii) Beneficiary’s approval of the transferee, in its sole and absolute discretion, (iii) the transferee shall be able to make and shall make the ERISA representations and other representations set forth in Sections 8.1, 8.2, 8.4 (excluding clause (f)), 8.6 and 8.7 of this Deed of Trust, (iv) the cash flow, in the opinion of Beneficiary, derived from the Property and the Affiliated Guarantor Property shall be no less than 1.5 times the annual payments required under the Loan and the Affiliated Guarantor Loan considered separately as determined by Beneficiary in its sole and absolute discretion; provided, however that such determination by Beneficiary shall be based upon (x) the amortization schedule of the Original Note without giving effect to the cessation of principal payments under the Original Note effected by the Modification Agreement and (y) the amortization schedule of the Affiliated Guarantor Note without giving effect to the cessation of principal payments under the Affiliated Guarantor Note effected by the Affiliated Loan First Modification Agreement, (v) the loan to value ratio of the Property and the Affiliated Guarantor Property at the time of the transfer shall not be greater than 50% for each property considered separately as determined by Beneficiary in its sole and absolute discretion, (vi) if the Property is transferred, Trustor or the transferee shall pay a fee equal to one percent (1%) of the outstanding principal balance of the Note at the time of the assumption together with a nonrefundable processing fee in the amount of $10,000.00 for each property that is transferred, (vii) the transferee shall expressly assume the Loan Documents and the Indemnity Agreement in a manner satisfactory to Beneficiary and additional liable parties acceptable to Beneficiary shall execute the Guaranty with respect to events arising or occurring from and after the date of the transfer, which additional liable parties must have (in the aggregate if more than one) a net worth of not less than $600,000,000.00, (viii) the transferee must be experienced in the ownership, management and leasing of properties similar to the Property, (ix) Trustor or transferee shall pay all costs and expenses incurred by Beneficiary in connection with the transfer, including title insurance premiums, documentation costs and reasonable attorneys’ fees, and (x) if the Loan has been securitized, Beneficiary shall have received confirmation that the assumption of the Loan by the transferee will not result in an adverse change in the rating of the Securities by the Rating Agency. No such transfer shall release Trustor or Liable Party from their obligations under the Loan Documents, the Indemnity Agreement or the Guaranty or Affiliated Guarantor under the Affiliated Guaranty with respect to events arising or occurring prior to the date of transfer but Trustor and Liable Party shall be released with respect to events arising or occurring after the date of transfer and the Affiliated Guarantor shall not be liable for any events arising or occurring after the date of such transfer. Beneficiary, in its reasonable discretion, may elect to document the assumption of the Loan with a new Promissory Note, Deed of Trust and such other transaction documents (“New Loan Documents”) as it reasonably deems necessary or desirable to be executed by such transferee, which New Loan Documents shall contain terms substantially identical to the terms of the existing Loan Documents, except as modified to reflect the transaction.”
(e)    Section 10.9. Release of Trustor Guaranty. Section 10.9 (iv) of the Deed of Trust is hereby deleted in its entirety and the following section substituted in its place:
“(iv) The full payment and satisfaction of all obligations of Trustor under the Loan Documents in connection with a sale of the Property and the prepayment of the Note; provided, however, that in the event of such full payment and satisfaction, all of the following conditions precedent to the Trustor Guaranty Termination shall have occurred and be true at the time of the Trustor Guaranty Termination:
(1)    There shall be no pending Event of Default under the Loan Documents or the Affiliated Guarantor Loan Documents;
(2)    The loan-to-value ratio (“Loan to Value Ratio”) for the Affiliated Guarantor Property encumbered by the Affiliated Guarantor Mortgage shall not be greater than 50% as determined by Beneficiary in its sole and absolute discretion; provided however, that a principal reduction payment may be made under the Affiliated Guarantor Note in accordance with the terms of the Affiliated Guarantor Note, including the payment of any applicable prepayment fee, in order to meet the Loan to Value Ratio;
(3)    The debt service coverage ratio for the Affiliated Guarantor Property encumbered by the Affiliated Guarantor Mortgage (the “DSC”) shall not be less than 1.50x as determined by Beneficiary in its sole and absolute discretion; provided, however that (i) such determination by Beneficiary shall be based upon the amortization schedule of the Original Note without giving effect to the cessation of principal payments under the Original Note effected by the Modification Agreement and (ii) that a principal reduction payment may be made under the Affiliated Guarantor Note in accordance with the terms of the Affiliated Guarantor Note, including the payment of any applicable prepayment fee, in order to meet the DSC; and,”
(f)    Effect of Deed of Trust. The Deed of Trust is hereby modified to provide that the Deed of Trust secures the Note, as amended hereby, in addition to and not in limitation of all other indebtedness and obligations stated in the Deed of Trust to be secured thereby. The Deed of Trust as amended shall remain one deed of trust with one power of sale.

5.    Renovations Program.
(a)    Definitions. The following terms, as used in this Modification Agreement shall have the following meanings:
(i)    “Renovation” or “Renovations” mean the planning, design, construction and installation of renovations to the corridors and 569 guest rooms of the tower of the Hotel, which will include new vinyl, carpeting and case goods, generally, and may also include but not be limited to (x) renovations to the bathrooms of the guest rooms, including the following elements: reconditioning of floors, tiles and countertops; showers; sconces and lighting; vanity faucets and mirrors; wall coverings; wood and glass sliding doors; repainting bathrooms ceilings and trims; (y) renovations to the guest rooms, including the following elements: carpets and wall covering; installation of new furnishings, including, tables, beds, seating, lighting draperies, mirrors and artwork; repainting guest rooms ceilings and trims; and (z) renovations to the corridors, including the following elements: carpets and wall covering; furnishings, including tables, seating, lighting, mirrors and signage; repainting corridors ceilings and trims.
(ii)    “Renovations Program” means the performance and completion of the Renovations in accordance with the terms of this Modification Agreement.
(iii)    “Renovations Cost” means the actual cost of the Renovations which in no event shall be less than $13,500,000, or such lower amount as reasonably approved by Lender.
(iv)    “Renovations Completion Date” means the date of completion of the Renovations but in no event later than December 31, 2014.
(b)    Commencement; Renovations Completion Date.
(i)    Borrower shall commence the Renovations no later than February 15, 2014, with sufficient time to complete the Renovations by the Renovations Completion Date. Borrower shall at all times thereafter diligently pursue the completion of the Renovations in a good and workmanlike manner as soon as reasonably practicable following the commencement of each such component.
(ii)    Borrower and/or Operating Lessee shall complete the Renovations no later than the Renovations Completion Date (i) in accordance with the Budget (as defined in (c) below) and (ii) in accordance with the Plans and Specifications (as defined in (d) below).
(c)    Budget. Prior to the construction of any component of the Renovations, Borrower shall submit a reasonably detailed line item budget for the Renovations in the form attached as Exhibit B for Lender’s prior written approval (as approved by Lender, the “Budget”) not to be unreasonably withheld or delayed. Any material change to the Budget shall be submitted to Lender for its written approval, which approval shall not be unreasonably withheld or delayed.
(d)    Plans and Specifications. Prior to the construction of any component of the Renovations, Borrower shall have submitted the plans and specifications for the Renovations for

Lender’s prior written approval (as approved by Lender, the “Plans and Specifications”) not to be unreasonably withheld or delayed. Any material change to the Plans and Specifications shall be submitted to Lender for its written approval which approval shall not be unreasonably withheld or delayed.
(e)    General Contractor. Any construction of the Renovations shall be performed by a general contractor or general contractors, reasonably approved in writing by Lender, who will complete the Renovations and coordinate with the Borrower to prepare documentation for draw requests.
(f)    Contracts. Lender reserves the right, at its option, to approve all contracts, subcontracts or work orders with materialmen, mechanics, suppliers, contractors or other parties providing labor or materials in connection with the Renovations, which approval shall not be unreasonably withheld. Upon Lender's request, Borrower shall assign any contract or subcontract to Lender.
(g)    Compliance with Laws. All Renovations shall comply with all applicable laws, ordinances, and applicable insurance requirements, including, without limitation, applicable building codes, special use permits, environmental regulations and requirements of insurance underwriters.
(h)    Lien-Free Completion. The Renovations and all materials, equipment, fixtures, or any other item comprising a part of any Renovations shall be constructed, installed or completed, as applicable, free and clear of all security agreements, title retention agreements and conditional sales agreements and all mechanic's, materialman's or other liens.
(i)    Insurance Requirements. In addition to any insurance required under the Deed of Trust and the other Loan Documents, Borrower shall provide or cause to be provided workers’ compensation insurance, builder's risk, and public liability insurance and other insurance to the extent required under applicable law in connection with a particular Renovations. All such policies shall be in form and amount satisfactory to Lender. All such policies which can be endorsed with standard mortgagee clauses making loss payable to Lender or its assigns shall be so endorsed. Certified copies of such policies shall be delivered to Lender.
(j)    Evidence of Completion of Renovations and Required Documentation.
(i)    Upon completion of the Renovations, Borrower shall deliver to Lender a certification of completion in substantially the form of Exhibit C attached hereto (“Completion Certification”).
(ii)    The Completion Certification shall include the following documentation:
(1)    a true and complete summary of the all amounts expended in connection with the Renovations in substantially the form attached as Schedule 1 to Exhibit C;

(2)    evidence substantiating the aggregate costs of the Renovations and evidence of payment of such costs;
(3)    a true and complete list of (x) the contractors and vendors which supplied materials and/or labor in connection with the Renovations, (y) the invoices for such services and/or materials, and (z) final and unconditional lien waivers from all persons or entities that have provided materials or services with respect to the Renovations;
(4)    a certification from the General Contractor in substantially the form attached as Schedule 4 to Exhibit C, that all Renovations have been completed in accordance with the Plans and Specifications and all applicable laws, ordinances and requirements;
(5)    to the extent applicable, evidence of approval from all local or governmental agencies having jurisdiction and approval rights over the Renovations, including without limitation, a copy of a certificate of occupancy permitting the space where the Renovations were completed to be lawfully occupied;
(6)    certification of Borrower that there is no Event of Default hereunder or under the Deed of Trust (or any event which, with the passage of time and/or notice would become an Event of Default) and no pending notice of default; and
(7)    any other documentation reasonably requested by Lender.
(k)    Inspections.
(i)    Upon reasonable advance notice during the construction of the Renovations and upon final completion of the Renovations, Borrower shall permit Lender and Lender's agents and representatives (including, without limitation, Lender's engineers, architects and inspectors) or third parties to enter onto the Property during normal business hours to inspect the progress of any Renovations and all materials being used in connection therewith, to examine all Plans and Specifications and shop drawings relating to such Renovations which are or may be kept at the Property. Borrower shall request that all contractors and subcontractors to cooperate with Lender or Lender's representatives or such other persons described above in connection with inspections of Renovations.
(ii)    Borrower shall pay the reasonable expense of all inspections required hereunder, whether such inspection is conducted by Lender or by an independent qualified professional.
(l)    Title Insurance Endorsements. Upon completion, Borrower shall provide Lender, if requested, an endorsement to its Lender’s title policy insuring Lender that no mechanic's or materialmen' s liens or other liens of any nature encumber the Property and that title to the Property is free and clear of all liens (other than the lien of the Deed of Trust and any other liens previously approved in writing by Lender, if any, and other than liens being contested by Borrower in good faith and as to which Borrower has provided Lender with a bond or other security satisfactory to Lender in its sole and absolute discretion).

(m)    Records. Borrower and Operating Lessee shall furnish such financial statements, invoices, records, papers and documents relating to the Renovations as Lender may reasonably require from time to time to make the determinations permitted or required to be made by Lender under this Modification Agreement.
(n)    Defaults.
(i)    Event of Default. It shall be an “Event of Default” under this Modification Agreement and the Deed of Trust if (i) at any time prior to the completion of any Renovations, Borrower or Operating Lessee abandons or ceases work on such Renovations (which Borrower or Operating Lessee has commenced making) for a period of twenty (20) days (except that if such cessation results from causes beyond the reasonable control of Borrower or Operating Lessee, such period may be extended so long as Borrower or Operating Lessee is diligently pursuing the reinstitution of work, but not beyond an additional ninety (90) days), (ii) Borrower fails to complete the Renovations by the Renovations Completion Date in a good and workmanlike manner, (iii) a mechanic’s or materialman’s lien is filed against the Property and Borrower does not comply with the provisions of the Deed of Trust pertaining to mechanics liens, (iv) Borrower fails to comply with any other provision of this Modification Agreement and such failure is not cured within thirty (30) days after written notice from Lender, or (v) an Event of Default (as defined in the Deed of Trust) occurs.
(ii)    Rights and Remedies. Upon the occurrence and during the continuance of an Event of Default under this Section, Lender shall have the right to exercise all rights and remedies provided to Lender under the Note, the Deed of Trust, the other Loan Documents, the Guaranty, the Indemnity Agreement, and at law or in equity.
(o)    Payment of Costs. Borrower shall pay all reasonably incurred third party out-of-pocket costs and fees incurred by Lender in connection with this Section, including, without limitation, reasonable attorneys’ fees, inspection fees, engineering fees, the fees of Lender’s architect or other consultants.
(p)    Indemnity. Borrower agrees to protect and indemnify Lender and to hold Lender harmless from and against any and all actions, suits, claims, demands, liabilities, losses, damages, obligations and costs and expenses (including litigation costs) arising from or in any way connected with the performance of the Renovations, except to the extent caused by the Lender’s willful misconduct or gross negligence. Wherever it is provided for herein that Borrower pay any costs and expenses, such costs and expenses shall include, but not be limited to, all reasonable legal fees and disbursements of Lender.
(q)    No Obligation of Lender. Nothing in this Modification Agreement shall: (i) make Lender responsible for making or completing the Renovations, (ii) require Lender to expend funds to make or complete any Renovations, or (iii) obligate Lender to proceed with the Renovations.
6.    Costs and Expenses. Any and all reasonable costs arising out of or as a result of this Modification Agreement, including, without limitation all reasonable costs of Lender, fees and costs of Lender’s outside legal counsel in connection herewith, costs of recordation, title insurance endorsements, and escrow fees, shall be paid by Borrower upon recordation hereof, and in no event shall any such costs be borne by Lender.
7.    Representations of Borrower. Borrower and/or Operating Lessee, as applicable, hereby represents and warrants to and agrees with Lender as follows:
(a)    Reaffirmation and Ratification of Representations and Warranties. Operating Lessee and Borrower each hereby represents and warrants to Lender that all of the representations and warranties of Borrower and/or Operating Lessee set forth in the Deed of Trust and the other Loan Documents are true and correct as of the date hereof, including without limitation, each of the representations and warranties set forth in Article VIII of the Deed of Trust.
(b)    Absence of Defaults. There are no defaults, and no events which with notice or the lapse of time, or both, would constitute a default, under the Note, the Deed of Trust, or any of the other Loan Documents or under the Indemnity Agreement.
(c)    Leases. Borrower and/or Operating Lessee has delivered to Lender true, correct and complete copies of all leases and licensing agreements affecting the Property which have been executed after May 5, 2010 and all arrangements which have been entered into after May 5, 2010 pursuant to which any person or entity has any present or future right to occupy all or any portion of the Property and all guaranties in connection therewith.
(d)    Management Agreement. Borrower and/or Operating Lessee has delivered to Lender true, correct and complete copies of all amendments and modifications to the Management Agreement which have been executed after May 5, 2010.
(e)    Accuracy of Information. All information, documents, reports and accountings prepared by and submitted by Borrower and/or Operating Lessee in connection with the Modification are true and correct.
(f)    No Adverse Change. As of the Effective Date, there has not occurred any change, event or condition which has or is reasonably likely to cause, an Adverse Change (as hereinafter defined). For the purpose of this section, an Adverse Change shall mean that the income of the Property, the constituent parties comprising Borrower and/or Operating Lessee and the credit of Borrower and Operating Lessee as well as all other features of the Loan are not either substantially similar to or better than the condition existing as of May 5, 2010, or if such items are not substantially similar to or better than the conditions existing on such date, as of the Effective Date, Lender shall have expressly approved such changes in writing.
(g)    Bankruptcy Representations and Warranties. Borrower represents and warrants and acknowledges and agrees that:
(i)    The provisions in this Section are a material inducement for Lender entering into this Modification Agreement and that Lender would not have entered into this Modification Agreement without the covenants and agreements set forth in this Section.

(ii)    Borrower has received good and valuable consideration in exchange for this waivers, covenants and agreements and that in entering into this Modification Agreement, Borrower has obtained the advice of counsel.
8.    Reaffirmation and Ratification of Loan Documents. The Note, the Deed of Trust and all other Loan Documents are hereby ratified and confirmed and all the terms, covenants and conditions and agreements contained therein shall stand and remain unchanged and in full force and effect, except only as the same are herein and hereby specifically modified. In the event of any breach or default of any term hereof by Borrower and/or Operating Lessee or if any of the representations or warranties made by Borrower and/or Operating Lessee are false, such event shall also be deemed to be a default or breach of the Note, Deed of Trust and all other Loan Documents and shall entitle Lender to exercise any remedies contained in the Loan Documents separately or concurrently and in such order as Lender may determine. Except as specifically supplemented and amended hereby, the Loan Documents, as modified by this Modification Agreement shall each remain in full force and effect.
9.    No Counterclaims; Authorizations; Waivers.
(a)    Waiver of Defenses and Claims. Borrower, Operating Lessee and each entity comprising Borrower hereby waive any right to assert against Lender any Claims which Borrower and/or Operating Lessee or such entity may now or at any time hereafter may have against any Lender in any way or manner. Borrower hereby agrees and acknowledges that there are no Claims (or any basis therefore) which it now or hereafter may have, claim or assert against Lender which would, in the absence of this Modification Agreement, in any way alter, reduce or extinguish their liabilities to Lender under and pursuant to the Loan Documents or the Indemnity Agreement.
(b)    Consent and Authorization. Each entity constituting Borrower hereby authorizes Lender, without notice or demand and without affecting their liability hereunder, from time to time (provided such action is not otherwise prohibited under the Loan Documents or by applicable law), to exchange, enforce, waive, and release any security held by Lender for the payment of the obligations under the Loan Documents and, provided Lender is otherwise permitted to do so under the Loan Documents and under applicable law, apply such security and direct the order or manner of sale thereof as Lender in its discretion may determine. This Modification Agreement is not assignable by Borrower; provided, however that the provisions of the Deed of Trust regarding assignment remain unchanged. Each entity comprising Borrower hereby agrees that, subject to compliance by Lender with the other provisions of the Loan Documents and applicable law, Lender may do any or all of the foregoing in such manner, upon such terms, and at such times as Lender, in its discretion, deems advisable, without, in any way or respect, impairing, affecting, reducing or releasing the parties from their respective obligations under the Loan Documents, this Modification Agreement or the Indemnity Agreement.
10.    Attorneys’ Fees and Costs. In the event of any action or proceeding between the parties to enforce this Modification Agreement, the unsuccessful party to such litigation shall pay to the successful party all costs and expenses, including reasonable attorneys’ fees (including costs and expenses incurred in connection with all appeals) incurred by the successful party, and these costs, expenses and attorneys’ fees may be included in and as part of the judgment. A successful party shall be the party who is entitled to recover its costs of suit, whether or not the suit proceeds to final judgment.
11.    Governing Law. This Modification Agreement shall be governed by and construed in accordance with the laws of the State of Illinois and with the laws of the State of California, as and to the extent expressly provided in Section 14.5 of the Deed of Trust. If any court of competent jurisdiction determines any provision of this Modification Agreement or any of the Loan Documents to be invalid, illegal or unenforceable, that portion shall be deemed severed from the rest, which shall remain in full force and effect as though the invalid, illegal or unenforceable portion had never been a part hereof or of the Loan Documents.
12.    Jurisdiction. On behalf of itself and all of their respective constituents, Borrower and Operating Lessee each hereby agree and consent to the exclusive jurisdiction and venue of the state courts of California and the federal courts of the United States having territorial jurisdiction where the Property is located.
13.    Confirmation of Obligations. Borrower and Operating Lessee each hereby confirm each of the covenants, agreements and obligations of Borrower and/or Operating Lessee set forth in the Loan Documents, as modified and amended hereby. Borrower and Operating Lessee each acknowledge and agree that, if and to the extent that Lender has not heretofore required strict compliance with the performance of such covenants, agreements and obligations, such action or inaction shall not constitute a waiver of, or otherwise affect in any manner, Lender’s rights and remedies under the Loan Documents, as amended hereby, including the right to require performance of such covenants, agreements and obligations strictly in accordance with the terms and provisions thereof.
14.    Non-Impairment. Except as expressly provided herein, nothing contained in this Modification Agreement shall (i) alter or affect any provision, condition or covenant contained in the Note, the Deed of Trust, the other Loan Documents, or the Indemnity Agreement or the Guaranty or affect or impair any rights, powers or remedies thereunder, it being the intent hereof that the provisions of the Note, the Deed of Trust, the other Loan Documents, and the Indemnity Agreement and Guaranty shall each continue in full force and effect except as expressly modified hereby, or (ii) be deemed or construed to be an impairment of the lien of the Deed of Trust, and the lien of the Deed of Trust shall remain a first lien encumbering the property covered by the Deed of Trust.
15.    Prior Agreements. The Loan Documents, including this Modification Agreement, together with the Indemnity Agreement and the Guaranty (i) integrate all the terms and conditions mentioned in or incidental to the Loan Documents, (ii) supersede all oral negotiations and prior and other writings with respect to the subject matter thereof, and (iii) are intended by the parties as the final expression of the agreement with respect to the terms and conditions set forth in the Loan Documents, the Indemnity Agreement and the Guaranty and as the complete and exclusive statement of the terms agreed to by the parties. If there is any conflict between the terms, conditions and provisions of this Modification Agreement and those of any of the original Loan Documents, the terms, conditions and provisions of this Modification Agreement shall prevail.

16.    No Amendment. This Modification Agreement may not be amended or modified in any respect except by a writing duly executed by Borrower and Lender.
17.    No Rights Conferred on Others. Nothing contained in the Loan Documents, including this Modification Agreement, shall be construed as giving any person, other than the parties hereto, any right, remedy or claim under or in respect of the Loan Documents, including this Modification Agreement, except for the rights granted to the Released Parties above. No third party shall have a right to enforce against Lender any right that Borrower may have under this Modification Agreement.
18.    Legend. Lender may place an appropriate legend on the Note indicating the existence of this Modification Agreement.
19.    Counterparts. This Modification Agreement may be executed in any number of counterparts, each of which when executed and delivered to Lender will be deemed to be an original, and all of which, taken together, will be deemed to be one and the same instrument.
[Signatures on Next Page]

IN WITNESS WHEREOF, the parties have executed this Modification Agreement as of the date first set forth above.

LENDER:

Metropolitan Life Insurance Company,
a New York corporation
By: /s/ Eric McCoskey
         Eric McCoskey
         Director

BORROWER:

SHR St. Francis, L.L.C.,
a Delaware limited liability company
By:    /s/ Jonathan P. Stanner
        Jonathan P. Stanner
        Vice President, Capital Markets & Treasurer

OPERATING LESSEE:

DTRS St. Francis, L.L.C.,
a Delaware limited liability company
By:    /s/ Jonathan P. Stanner                       Johnathan P. Stanner
Vice President, Capital Markets & Treasurer

S-1

EXHIBIT “A”
PROPERTY DESCRIPTION
THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY OF SAN FRANCISCO, COUNTY OF SAN FRANCISCO, STATE OF CALIFORNIA AND IS DESCRIBED AS FOLLOWS:
PARCEL A:

BEGINNING at a point formed by the intersection of the Northerly line of Geary Street with the Westerly line of Powell Street; running thence Northerly, along the Westerly line of Powell Street, 275 feet to the corner formed by the intersection of the Westerly line of Powell Street with the Southerly line of Post Street; running thence Westerly, along the Southerly line of Post Street, 192 feet and 6 inches; thence at a right angle Southerly 137 feet and 6 inches; thence at a right angle Westerly 22 feet and 8-1/4 inches; thence at a right angle Southerly 137 feet and 6 inches to the Northerly line of Geary Street; thence Easterly, along the Northerly line of Geary Street, 215 feet and 2-1/4 inches to the point of beginning.

BEING a portion of 50 Vara Block No. 168
Assessor's Parcel No: Lot 1, Block 307

PARCEL B:
BEGINNING at a point on the Northerly line of Geary Street, distant thereon 215 feet and 2-1/4 inches Westerly from the Westerly line of Powell Street, as said lines and all other street lines hereinafter mentioned are positions according to the "Monument Map of Fifty Vara District of the City and County of San Francisco" filed January 7, 1910, in Map book "G" at Page 151, in the Office of the Recorder in the City and County of San Francisco, State of California:

Running thence Westerly, along said line of Geary Street, 60 feet and 2-1/4 inches to a point thereon, said point being 137 feet 10 1/2 inches easterly from the easterly line of Mason Street; thence at a right angle Northerly 137 feet and 6 inches; thence at a right angle Westerly 27 feet and 10 1/2 inches; thence at a right angle Northerly 137 feet and 6 inches to the Southerly line of Post Street; thence at a right angle Easterly, along said line of Post Street, 110 feet 9 inches to a point thereon 192 feet and 6 inches Westerly from the Westerly line of Powell Street; thence at a right angle Southerly 137 feet and 6 inches; thence at a right angle Westerly 22 feet and 8-1/4 inches; thence at a right angle Southerly 137 feet and 6 inches to the point of beginning.

BEING a portion of 50 Vara Block No. 168
Assessor's Parcel No. Lot 13, Block 307

A-1

EXHIBIT B
RENOVATIONS BUDGET

FORMAT TO BE APPROVED BY LENDER

B-1

EXHIBIT C
COMPLETION CERTIFICATION

Westin St. Francis Hotel
Borrower: SHR St. Francis, L.L.C.
Certification Date: ________________________
To:    Metropolitan Life Insurance Company (the “Lender”):
This Completion Certification is made pursuant to the First Modification of Deed of Trust, Security Agreement and Fixture Filing, Promissory Note and Other Loan Documents (the “Agreement”) dated as of September ___, 2013, between Borrower and Lender.
Capitalized Terms used herein without definition shall have the meanings ascribed to them in the Agreement.
As of the Certification Date, the undersigned hereby certifies to the Lender that:
1.    Attached as Schedule 1 is a true and complete summary of the final Budget for the Renovations.
2.    The Renovations, including all labor and materials provided in connection with the Renovations are set forth in the Tracking Form attached as Schedule 2.
3.    Attached as Schedule 3 is a true and complete list of (i) the contractors and vendors which supplied materials and/or labor in connection with the Renovations, (ii) the invoices for such services and (iii) final and unconditional lien waivers from all persons or entities that have provided materials or services with respect to the Renovations.
4.    Attached as Schedule 4 is a true and complete copy of a certification from the General Contractor that all construction relating to the Renovations have been completed in accordance with the Plans and Specifications and all applicable laws, ordinances and requirements.
5.    To the extent applicable, attached as Schedule 5 is evidence of approval from all local or governmental agencies having jurisdiction and approval rights over the Renovations, including without limitation, a copy of a certificate of occupancy permitting the spaces where the Renovations were completed to be lawfully occupied.
6.    The Renovations have been completed in good and workmanlike manner.
7.    Each contractor and vendor has been paid in full for all work and materials provided in connection with the Renovations.

C-1

8.    Borrower and Operating Lessee have delivered to Lender true and complete copies of all permits, licenses, consents and approvals required under any applicable federal, state or local laws, ordinances, rules, regulations or requirements in connection with the Renovations.
9.    Borrower or Operating Lessee has not received written notice from any person or entity or any public official, authority or governmental agency having jurisdiction over the Renovations of any alleged deficiencies in the Renovations.
10.     The representations and warranties of Borrower contained in the Agreement with Respect to the Renovations are true and correct with the same effect as if made on and as the Certification Date.
11.    As of the Certification Date, there is no Event of Default nor pending notice of default under the Agreement, the Deed of Trust or any other Loan Documents or the Guaranty or Indemnity Agreement, nor does there exist any event which, with the passage of time and/or notice or both would become an Event of Default under any of the aforementioned agreements.
Borrower understands and acknowledges that Lender is relying on the certifications, representations and information contained in this Completion.

BORROWER:

SHR St. Francis, L.L.C.,
a Delaware limited liability company
By:
        Jonathan P. Stanner
        Vice President, Capital Markets & Treasurer
OPERATING LESSEE:

DTRS St. Francis, L.L.C.,
a Delaware limited liability company
By:
        Jonathan P. Stanner
        Vice President, Capital Markets & Treasurer

C-2

Schedule 1
Final Budget

Schedule 1

Schedule 2
Tracking Form

Schedule 2

Schedule 3
List of contractors and Vendors; Invoices and Lien Releases

Schedule 3

Schedule 4
General Contractor Certification

Schedule 4

Schedule 5
Copies of Approvals and Certificates of Occupancy

Schedule 5